                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 17, 1998

                               JASON INCORPORATED
             (Exact name of registrant as specified in its charter)

         WISCONSIN                  0-16059              39-1756840
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
 incorporation or organization)   File Number)

           411 EAST WISCONSIN AVENUE, SUITE 2500, MILWAUKEE, WI 53202
                    (Address of principal executive offices)

                                 (414) 277-9300
              (Registrant's telephone number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

On June 5, 1998, Jason Incorporated (the "Company") completed the sale of its Power Generation Products business segment ("Power Generation Products") to a management led group backed by Saw Mill Capital L.L.C., a closely held merchant banking group headquartered in Hawthorne, New York for approximately $46 million in cash. No significant after tax gain or loss is expected on the transaction. A new entity, Global Energy Equipment Group, L.L.C., was formed by the group to execute the purchase. The Power Generation Products segment includes Deltak, a Minneapolis-based manufacturer of waste heat recovery boilers; Braden Manufacturing, a Tulsa manufacturer of exhaust systems and other ancillary items for gas turbine power plants; Braden-Europe in Herleen, the Netherlands; a sales and engineering office in Singapore; and Braden Shielding Systems, a manufacturer of radio frequency and magnetic shielding systems.

No material relationship existed prior to the sale between Global Energy Equipment Group, L.L.C. and the registrant or any of its affiliates, any director or officer of the registrant or any associate of any such director or officer. After the sale, Larry D. Edwards, former Senior Vice President of Jason Incorporated will become Chief Executive Officer of Global Energy Equipment Group, L.L.C. Gary D. Obermiller, former President of Deltak, a Unit of Jason Incorporated, and Gene F. Schockemoehl, former President of Braden Manufacturing will have equity interests in Global Energy Equipment Group, L.L.C.

Item 7.  Financial Statements and Exhibits

Filed with this Current Report on Form 8-K is pro forma financial information relative to the divestiture of Power Generation Products required pursuant to
Article 11 of Regulation S-X.

The following financial statements and exhibits are filed as part of this report:

(b)  Pro forma financial information                         Page No.
     (1)  Unaudited Pro Forma Condensed                      --------
          Statements of Income                                   2-6

     (2)  Unaudited Pro Forma Condensed
          Balanced Sheet                                          7

                               Jason Incorporated
                          Unaudited Pro Forma Condensed
                              Financial Statements

The following unaudited condensed financial statements present, on a pro forma basis, the effect of the June 5, 1998 sale by Jason Incorporated (the "Company") of its Power Generation businesses ("Power Generation Products") to a management led group backed by Saw Mill Capital L.L.C., a closely held merchant banking group headquartered in Hawthorne, New York. The unaudited pro forma condensed financial statements should be read in conjunction with the Company's historical financial statements.

The pro forma data is presented for informational purposes only and is not necessarily indicative of the operating results or financial position which would have occurred had the divestiture of Power Generation Products been consummated at the beginning of the periods shown, nor is such data necessarily indicative of future operating results or financial position. There is no assurance that similar results will be achieved in the future. Allocations and adjustments have been based on the best information currently available. The accompanying pro forma condensed balance sheet reflects the use of certain proceeds from the sale to pay down debt.

The historical statements of income for the fiscal years ended December 26, 1997, December 27, 1996 and December 29, 1995, and for the first fiscal quarters ended March 27, 1998 and March 28, 1997 have been reclassified to reflect Power Generation Products as a discontinued operation. The results of discontinued operations reflect interest expense allocated by the Company. The pro forma condensed balance sheet has been prepared assuming that the divestiture of Power Generation Products occurred as of March 27, 1998.

                               Jason Incorporated
                Unaudited Pro Forma Condensed Statement of Income
                      For the Year Ended December 29, 1995
                  (Dollars In Thousands, Except Per Share Data)



                                                                  Historical
                                            -------------------------------------------------------              Jason
                                                    Jason                       Power Generation              Incorporated
                                                Incorporated                        Products                    Pro Forma
                                            ---------------------             ---------------------       -----------------------


Net Sales                                    $           407,412               $           132,213          $            275,199

Cost of Sales                                            319,188                           104,531                       214,657
                                            ---------------------             ---------------------       -----------------------

Gross Profit                                              88,224                            27,682                        60,542

Selling and Administrative Expenses                       58,545                            18,112                        40,433
                                            ---------------------             ---------------------       -----------------------

Operating Income                                          29,679                             9,570                        20,109

Interest Expense                                           9,932                             2,372                         7,560
Other (Income) Expense                                       185                               (40)                          225
                                            ---------------------             ---------------------       -----------------------

Income Before Income Taxes                                19,562                             7,238                        12,324

Provision For Income Taxes                                 8,031                             2,968                         5,063
                                            ---------------------             ---------------------       -----------------------

Income From Continuing
         Operations                          $            11,531               $             4,270          $              7,261
                                            =====================             =====================       =======================



Income Per Share From
         Continuing Operations
          Basic                              $              0.57                                            $               0.36
                                            =====================                                         =======================

          Diluted                            $              0.55                                            $               0.36
                                            =====================                                         =======================


Average Shares Outstanding
         Basic                                        20,088,784                                                      20,088,784
                                            =====================                                         =======================

         Diluted                                      21,778,724                                                      21,778,724
                                            =====================                                         =======================


                               Jason Incorporated
                Unaudited Pro Forma Condensed Statement of Income
                      For the Year Ended December 27, 1996
                  (Dollars In Thousands, Except Per Share Data)



                                                                 Historical
                                             --------------------------------------------------                Jason
                                                     Jason                    Power Generation              Incorporated
                                                 Incorporated                     Products                    Pro Forma
                                             ----------------------           -----------------         ----------------------


Net Sales                                     $            443,406             $       151,730           $            291,676

Cost of Sales                                              357,552                     131,482                        226,070
                                             ----------------------           -----------------         ----------------------

Gross Profit                                                85,854                      20,248                         65,606

Selling and Administrative Expenses                         61,927                      18,179                         43,748
                                             ----------------------           -----------------         ----------------------

Operating Income                                            23,927                       2,069                         21,858

Interest Expense                                             9,624                       2,249                          7,375
Other (Income) Expense                                        (231)                        (20)                          (211)
                                             ----------------------           -----------------         ----------------------

Income Before Income Taxes                                  14,534                        (160)                        14,694

Provision For Income Taxes                                   5,668                         (62)                         5,730
                                             ----------------------           -----------------         ----------------------

Income From Continuing
           Operations                         $              8,866             $           (98)          $              8,964
                                             ======================           =================         ======================



Income Per Share From
           Continuing Operations
            Basic                             $               0.44                                       $               0.45
                                             ======================                                     ======================

            Diluted                           $               0.43                                       $               0.44
                                             ======================                                     ======================


Average Shares Outstanding
           Basic                                        20,137,132                                                 20,137,132
                                             ======================                                     ======================

           Diluted                                      21,353,556                                                 21,353,556
                                             ======================                                     ======================



                               Jason Incorporated
                Unaudited Pro Forma Condensed Statement of Income
                      For the Year Ended December 26, 1997
                  (Dollars In Thousands, Except Per Share Data)



                                                                 Historical
                                           -------------------------------------------------------                Jason
                                                     Jason                     Power Generation                Incorporated
                                                 Incorporated                      Products                      Pro Forma
                                           -------------------------         ---------------------         -----------------------


Net Sales                                   $               481,380           $           142,714           $             338,666

Cost of Sales                                               383,440                       118,674                         264,766
                                           -------------------------         ---------------------         -----------------------

Gross Profit                                                 97,940                        24,040                          73,900

Selling and Administrative Expenses                          70,254                        19,853                          50,401
                                           -------------------------         ---------------------         -----------------------

Operating Income                                             27,686                         4,187                          23,499

Interest Expense                                              9,392                         1,555                           7,837
Other (Income) Expense                                       (1,750)                         (340)                         (1,410)
                                           -------------------------         ---------------------         -----------------------

Income Before Income Taxes                                   20,044                         2,972                          17,072

Provision For Income Taxes                                    7,817                         1,159                           6,658
                                           -------------------------         ---------------------         -----------------------

Income From Continuing
          Operations                        $                12,227           $             1,813           $              10,414
                                           =========================         =====================         =======================



Income Per Share From
          Continuing Operations
           Basic                            $                  0.60                                         $                0.52
                                           =========================                                       =======================

           Diluted                          $                  0.59                                         $                0.51
                                           =========================                                       =======================


Average Shares Outstanding
          Basic                                          20,188,293                                                    20,188,293
                                           =========================                                       =======================

          Diluted                                        21,341,168                                                    21,341,168
                                           =========================                                       =======================



                               Jason Incorporated
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended March 28, 1997
                  (Dollars In Thousands, Except Per Share Data)



                                                                 Historical
                                            -----------------------------------------------------                    Jason
                                                   Jason                       Power Generation                   Incorporated
                                               Incorporated                        Products                         Pro Forma
                                            --------------------              -------------------              --------------------

Net Sales                                    $          125,227                $          40,412                $           84,815

Cost of Sales                                           102,055                           35,235                            66,820
                                            --------------------              -------------------              --------------------

Gross Profit                                             23,172                            5,177                            17,995

Selling and Administrative Expenses                      17,055                            4,777                            12,278
                                            --------------------              -------------------              --------------------

Operating Income                                          6,117                              400                             5,717

Interest Expense                                          2,706                              453                             2,253
Other (Income) Expense                                     (253)                              (2)                             (251)
                                            --------------------              -------------------              --------------------

Income Before Income Taxes                                3,664                              (51)                            3,715

Provision For Income Taxes                                1,429                              (20)                            1,449
                                            --------------------              -------------------              --------------------

Income (Loss) From Continuing
         Operations                          $            2,235                $             (31)               $            2,266
                                            ====================              ===================              ====================



Income Per Share From
         Continuing Operations
          Basic                              $             0.11                                                 $             0.11
                                            ====================                                               ====================

          Diluted                            $             0.11                                                 $             0.11
                                            ====================                                               ====================


Average Shares Outstanding
         Basic                                       20,159,573                                                         20,159,573
                                            ====================                                               ====================

         Diluted                                     20,520,509                                                         20,520,509
                                            ====================                                               ====================



                               Jason Incorporated
                Unaudited Pro Forma Condensed Statement of Income
                      For the Quarter Ended March 27, 1998
                  (Dollars In Thousands, Except Per Share Data)



                                                                     Historical
                                            ------------------------------------------------------------          Jason
                                                    Jason                     Power Generation                 Incorporated
                                                Incorporated                      Products                       Pro Forma
                                            ----------------------          ----------------------         ----------------------


Net Sales                                    $            120,865            $             30,200            $            90,665

Cost of Sales                                              95,412                          23,798                         71,614
                                            ----------------------          ----------------------         ----------------------

Gross Profit                                               25,453                           6,402                         19,051

Selling and Administrative Expenses                        18,091                           4,830                         13,261
                                            ----------------------          ----------------------         ----------------------

Operating Income                                            7,362                           1,572                          5,790

Interest Expense                                            1,940                             327                          1,613
Other (Income) Expense                                       (490)                             21                           (511)
                                            ----------------------          ----------------------         ----------------------

Income Before Income Taxes                                  5,912                           1,224                          4,688

Provision For Income Taxes                                  2,306                             477                          1,829
                                            ----------------------          ----------------------         ----------------------

Income From Continuing
           Operations                        $              3,606            $                747            $             2,859
                                            ======================          ======================         ======================



Income Per Share From
           Continuing Operations
            Basic                            $               0.18                                            $              0.14
                                            ======================                                         ======================

            Diluted                          $               0.17                                            $              0.14
                                            ======================                                         ======================


Average Shares Outstanding
           Basic                                       20,238,718                                                     20,238,718
                                            ======================                                         ======================

           Diluted                                     22,276,970                                                     22,276,970
                                            ======================                                         ======================


                               Jason Incorporated
                   Unaudited Pro Forma Condensed Balance Sheet
                                 March 27, 1998
                             (Dollars In Thousands)

                                                                              Historical
                                                                  -----------------------------------
                                                                     Jason           Power Generation
                                                                  Incorporated           Products
                                                                  ------------       ----------------
ASSETS
Current Assets
     Cash and Cash Equivalents                                $       3,064        $          -
     Accounts Receivable - Net                                       74,644              22,187
     Inventories                                                     44,659               2,206
     Costs And Earnings In Excess Of
           Billings On Uncompleted Contracts                         13,348              13,348
     Deferred Income Taxes                                            9,142               1,449
     Other Current Assets                                             4,985                 170
                                                             ---------------      --------------

            Total Current Assets                                    149,842              39,360
                                                             ---------------      --------------

Property, Plant and Equipment
     Cost                                                           179,294              18,787
     Less - Accumulated Depreciation                                (81,489)             (9,229)
                                                             ---------------      --------------
           Net Property, Plant and Equipment                         97,805               9,558
                                                             ---------------      --------------

Intangible Assets - Net                                              92,590              20,633
Other Assets                                                          1,589                 169
                                                             ---------------      --------------
                                                              $     341,826        $     69,720
                                                             ===============      ==============


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Current Portion of Long-Term Debt                        $      28,452        $          -
     Accounts Payable                                                35,214               8,872
     Accrued Compensation & Employee Benefits                        14,186               2,796
     Accrued Warranty                                                 4,791               4,791
     Accrued Interest                                                 1,972                   -
     Accrued Income Taxes & Other Current Liabilities                18,004               2,715
     Billings In Excess Of Costs And
           Earnings On Uncompleted Contracts                         18,375              18,375
                                                             ---------------      --------------

            Total Current Liabilities                               120,994              37,549

Revolving Loan                                                       16,667                   -
Other Long-Term Debt                                                 71,225                   -
Deferred Income Taxes                                                11,715                   -
Other Long-Term Liabilities                                           4,027                   -
Postemployment & Postretirement Health
     and Other Benefits                                               6,358                   -
                                                             ---------------      --------------

            Total Liabilities                                       230,986              37,549
                                                             ---------------      --------------

Commitments & Contingencies

Shareholders' Equity                                                110,840              32,171
                                                             ---------------      --------------
                                                              $     341,826        $     69,720
                                                             ===============      ==============



                                                                                   Jason
                                                            Pro Forma            Incorporated
                                                           Adjustments            Pro Forma
                                                          --------------       ----------------
ASSETS

Current Assets
     Cash and Cash Equivalents                            $     27,831   (A)   $       30,895
     Accounts Receivable - Net                                       -                 52,457
     Inventories                                                     -                 42,453
     Costs And Earnings In Excess Of
           Billings On Uncompleted Contracts                         -                      -
     Deferred Income Taxes                                           -                  7,693
     Other Current Assets                                            -                  4,815
                                                         --------------       ----------------

            Total Current Assets                                27,831                138,313
                                                         --------------       ----------------

Property, Plant and Equipment
     Cost                                                            -                160,507
     Less - Accumulated Depreciation                                 -                (72,260)
                                                         --------------       ----------------
           Net Property, Plant and Equipment                         -                 88,247
                                                         --------------       ----------------

Intangible Assets - Net                                              -                 71,957
Other Assets                                                         -                  1,420
                                                         --------------       ----------------
                                                          $     27,831         $      299,937
                                                         ==============       ================


LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
     Current Portion of Long-Term Debt                    $          -         $       28,452
     Accounts Payable                                                -                 26,342
     Accrued Compensation & Employee Benefits                        -                 11,390
     Accrued Warranty                                                -                      -
     Accrued Interest                                                -                  1,972
     Accrued Income Taxes & Other Current Liabilities           12,327   (C)           27,616
     Billings In Excess Of Costs And
           Earnings On Uncompleted Contracts                         -                      -
                                                         --------------       ----------------

            Total Current Liabilities                           12,327                 95,772

Revolving Loan                                                 (16,667)  (B)                -
Other Long-Term Debt                                                 -                 71,225
Deferred Income Taxes                                                -                 11,715
Other Long-Term Liabilities                                          -                  4,027
Postemployment & Postretirement Health
     and Other Benefits                                              -                  6,358
                                                         --------------       ----------------

            Total Liabilities                                   (4,340)               189,097
                                                         --------------       ----------------

Commitments & Contingencies

Shareholders' Equity                                            32,171   (D)          110,840
                                                         --------------       ----------------
                                                          $     27,831         $      299,937
                                                         ==============       ================


(A) Reflects remaining cash after repayment of amounts outstanding under the revolving loan facility and transaction related expenses.

(B) Reflects the repayment of borrowings outstanding under the revolving loan facility.

(C) Reflects estimated tax and continuing contract obligations resulting from the sale.

(D) Reflects add back of Power Generation Products equity which would have been eliminated in consolidation.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          JASON INCORPORATED (Registrant)



June 17, 1998                             by /s/ Vincent L. Martin
                                             --------------------------
                                              Vincent L. Martin
                                              Chief Executive Officer














                                     -8-